UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 NW Executive Center Drive, 4th Floor
Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 276-2239

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (as defined in Item 5.07 to this Current Report on Form 8-K) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), the Company’s stockholders approved both (i) the Celsius Holdings, Inc. 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”), pursuant to which the Company may issue up to 6,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) the Celsius Holdings, Inc. 2025 Employee Stock Purchase Plan (the “2025 ESPP”), pursuant to which the Company may issue up to 850,000 shares of Common Stock. The material terms of the 2025 Plan and the 2025 ESPP have been previously reported by the Company and may be found under Proposal 5 and Proposal 6, respectively, contained in the Company’s definitive proxy statement previously filed with the Securities and Exchange Commission on April 14, 2025.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation (the “Amendment”) to increase the number of shares of the Company’s authorized Common Stock from 300,000,000 to 400,000,000. The Company filed the Amendment with the Secretary of State of the State of Nevada on May 28, 2025, and it became effective on such date. The foregoing description of the Amendment is only a summary and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2025, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the seven proposals listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals, please see the Company’s definitive proxy statement previously filed with the Securities and Exchange Commission on April 14, 2025.

Proposal 1: Election of Directors – To elect the nine nominees listed below as Directors to hold office until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker non-Votes
John Fieldly	168,435,767	2,035,316	178,146	37,932,486
Nick Castaldo	123,483,920	46,976,938	188,371	37,932,486
Damon DeSantis	98,274,118	72,192,302	182,809	37,932,486
Israel Kontorovsky	166,949,520	3,505,640	194,069	37,932,486
Hal Kravitz	169,652,626	791,230	205,373	37,932,486
Caroline Levy	123,603,541	46,859,620	186,068	37,932,486
Hans Melotte	169,947,293	510,550	191,386	37,932,486
Cheryl Miller	123,609,711	46,849,782	189,736	37,932,486
Joyce Russell	169,301,804	1,155,861	191,564	37,932,486

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Say on Pay – To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker non-Votes
167,497,782	2,887,983	263,464	37,932,486

The Company’s stockholders approved, on a non-binding, advisory basis, the resolution regarding the compensation of the Company’s Named Executive Officers, as recommended by the Company’s Board of Directors.

Proposal 3: Say on Frequency – To conduct a non-binding advisory vote on the frequency of non-binding advisory votes regarding the compensation of the Company’s Named Executive Officers.

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker non-Votes
169,727,453	123,099	559,382	239,295	37,932,486

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of non-binding advisory votes regarding the compensation of the Company’s Named Executive Officers to be every 1 year, as recommended by the Company’s Board of Directors.

Proposal 4: Amendment to Articles of Incorporation – To approve the Amendment to increase the number of shares of the Company’s authorized Common Stock that may be issued from 300,000,000 to 400,000,000.

Votes For	Votes Against	Abstentions	Broker non-Votes
205,756,985	2,538,237	286,493	0

The Company’s stockholders approved the Amendment, as recommended by the Company’s Board of Directors.

Proposal 5: 2025 Omnibus Incentive Compensation Plan – To approve the 2025 Plan.

Votes For	Votes Against	Abstentions	Broker non-Votes
163,779,432	5,270,611	1,599,186	37,932,486

The Company’s stockholders approved the 2025 Plan, as recommended by the Company’s Board of Directors.

Proposal 6: 2025 Employee Stock Purchase Plan – To approve the 2025 ESPP.

Votes For	Votes Against	Abstentions	Broker non-Votes
170,041,778	440,259	167,192	37,932,486

The Company’s stockholders approved the 2025 ESPP, as recommended by the Company’s Board of Directors.

Proposal 7: Ratification of the Appointment of Independent Registered Public Accounting Firm – To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker non-Votes
208,205,866	191,318	184,532	0

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

3.1	Certificate of Amendment to Celsius Holdings, Inc. Articles of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: May 29, 2025	By:	/s/ Jarrod Langhans
Jarrod Langhans, Chief Financial Officer